UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST
 (Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/16

Date of reporting period: 12/31/16

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2016

Dear Fellow Shareholder:

     The highlight of the fourth quarter was the conclusion of the U.S. Presidential election. The Republican party was the big winner on election night, not only with President-elect Trump set to take office in January, but also due to resounding wins in the House and Senate that give the Republican party control of Congress. Many equity indices have experienced positive price movements post-election on the hopes that stimulative fiscal policies will improve economic growth and benefit corporate earnings.

     As we write this pre-inauguration, and as we evaluate the prospects of a new administration and a host of uncertainties that could continue to impact the capital markets and the investing landscape over the coming quarters, we are reminded that our adherence to our investment philosophy and research process has, in our opinion, proven to be prudent for both our high yield and equity strategies throughout various market and economic cycles over the years.

     We are aware, and believe, that the Federal Reserve and other central bank actions in recent years have supported low fixed-income yields globally and have likely helped keep equity market volatility at bay while supporting asset price valuations. Should monetary policy actions start to become more restrictive, we would not be surprised to see continued upward pressure on Treasury and sovereign debt yields, thereby creating volatility across fixed-income asset classes, including the high yield asset class. We continue to question the seemingly excessive use of monetary policy accommodation from central banks around the world and its true effectiveness in promoting economic growth. We are concerned there is an elevated risk of unforeseen negative economic and/or financial market implications to such lasting accommodation.

     We intend to continue to closely monitor these key aspects of the economy and the fixed-income markets as we position our high yield strategy over the coming year. We also plan to closely monitor corporate earnings of a broad base of companies across the high yield market for indications as to more aggressive corporate risk taking behavior that could adversely impact credit strength and/or any increase in corporate solvency concerns. At the moment, the high yield market does not appear to have much concern as it relates to corporate solvency, and in fact, many high yield strategists expect the default rate to decline throughout 2017.

     In our equity strategy, similar to the high yield strategy, we continue to focus on companies and industries that we believe have relatively stable financial performance, along with an element of moderate growth. These companies often generate relatively stable cash flow that can more easily service debt through an entire economic cycle, in comparison to more cyclical companies.

NOT A PART OF THE ANNUAL REPORT

     High yield new issuance was relatively steady on a monthly basis throughout the fourth quarter; although it did come at a more moderate pace than earlier in the year. In total, $51.9 billion of new issuance priced during the quarter. For the year, $286.2 billion of new high yield bonds priced, falling just shy of the $293.2 billion that priced during 2015. Opportunistic refinancing continued to be a common theme throughout the quarter, as companies sought to extend debt maturities, lock in more permanent fixed-rate financing, and in many cases, actually reduce interest costs.

     For the year, 58.2% of issuance was used for refinancing purposes compared to 43.4% for all of 2015. While purely “opportunistic” refinancing is becoming harder for many companies given the significant activity in recent years, we continue to believe many companies will look to capitalize on opportunities to extend debt maturities, potentially reduce interest costs, and improve their balance sheet over the foreseeable future.

     Default activity continued its downward trajectory throughout the quarter and continues to show signs of stabilization following a rapid increase towards the end of 2015 and the early months of 2016. During the fourth quarter, nine companies defaulted on $4.88 billion of bonds (none of which we owned). For 2016, a total of 48 companies defaulted on $46.3 billion of bonds, the highest annual amount since 2009.

     Credit trends, illustrated by the upgrade/downgrade ratio, showed signs of improvement during the fourth quarter, with more companies receiving ratings upgrades than those receiving downgrades. This is the second consecutive quarter where credit trends improved, representing a stark improvement over Q1 2016, where three companies were downgraded for every one that was upgraded. During 2016, the number and dollar amount of downgrades outpaced that of upgrades, which we believe is an indication of corporate credit strength that should not be overlooked.

     The construction of our high yield strategy continues to be highlighted by securities that we believe have the ability to weather negative headlines and heightened volatility, should this continue to occur. We intend to maintain our discipline which seeks to minimize volatility, to the extent possible, by generally avoiding securities that appear to have equity-like characteristics, as well as by focusing on sectors we consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flow generation. We continue to believe this approach is warranted and believe maintaining a relatively low duration and shorter maturity profile, is prudent in this environment. Maintaining a short maturity profile not only allows the securities held within the bond portfolio to better withstand an increase in market volatility and/or rising Treasury yields, but it also increases the potential that holdings will be redeemed by the company through either a call, tender, or maturity. As portfolio cash is generated by these actions, it allows us the ability to assess the opportunities present in the high yield market at that time. In instances where we have not participated in new bond issuance because we believed it carried excessive interest rate risk or did not adequately compensate investment risk, we may have an opportunity to deploy cash at more attractive prices and yields if rising Treasury yields or increased market volatility create such opportunities.

NOT A PART OF THE ANNUAL REPORT

     The construction of our equity strategy continues to focus on companies that our analysis indicates are using debt/leverage prudently to grow free cash flow in an attempt to propel future equity value. We intend to continue to use our knowledge and understanding of the high yield market to decipher the equity investment landscape and the prospects for individual company stock. We believe that our focus on understanding bond covenants and credit metrics provides a very distinct advantage to our research and stock selection. Frequently, high yield companies may have a maximum leverage ratio, minimum interest coverage ratio and/or restrictions on the amount of stock the company can repurchase or dividends they can pay out. These covenants generally influence corporate decisions and can change as the creditworthiness and financial strength of a company improves, which could potentially lead to perceived equity-friendly actions occurring. We strive to emphasize important debt covenants and key credit metrics in our research when considering stock selection. In our opinion, the understanding of these issues is not always the primary focus of many equity analysts. As a result, we believe our credit-oriented research process for finding improving high yield bond stories leads us to these types of improving equity stories and sets our strategy apart from other equity strategies.

     We continually strive to balance potential risks to the economy and the capital markets with the opportunities presented within high yield bonds and equities to construct strategies that we believe will have a very compelling risk/return profile throughout various economic cycles and periods of elevated market volatility. With the potential for fiscal policies to bolster economic growth but monetary policy to create volatility across fixed-income asset classes, we will endeavor to continue to utilize a top-down and bottom-up approach when constructing our strategies.

     Thank you for your continued support and investment.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

Market Commentary

     The equity markets have generally reacted favorably post-election on the prospects that fiscal policy may help accelerate economic growth and lead to improved corporate earnings. Some of the policies on which Donald Trump ran during the election, and continues to promote post-election, include: corporate tax reform, overseas cash repatriation, increased infrastructure spending, and a reduced regulatory burden.

     Post-election, the equity markets have experienced a bit of rotation, as investors assess the prospects for these fiscal policies to be enacted and evaluate industries and companies likely to see the most benefit. The initial reaction has been favorable for the more-cyclical industries, commodity-related industries, defense and infrastructure-related industries, and financials.

     The post-election reaction has been less favorable for the more defensive areas of the markets, such as consumer staples and other lower-growth industries, as well as yield-related industries, such as utilities and REITS.

     There has also been a great deal of concern with regard to healthcare and pharmaceutical industries as the new administration has vowed to repeal the Affordable Care Act and replace it with something different, as well as target the cost of prescription drugs.

     With household spending accounting for approximately 70% of U.S. economic activity, the strength of the consumer and their willingness and ability to purchase goods and services are key drivers of corporate profits and economic activity. While still very early, there does appear to be some optimism on this front post-election.

     The Federal Reserve (the “Fed”) raised the federal funds target rate once in 2016 (December) after indicating at the end of 2015 their expectation for three to four rate hikes throughout 2016. At the December 2016 meeting, the Fed indicated an expectation for three rate hikes throughout 2017. Our concern is that if economic data and more specifically employment data continues to improve, resulting in acceleration of wage inflation, the Fed may be forced to increase the federal funds target rate at a quicker pace. Anecdotally, we have begun to hear more commentary in recent months from companies that operate across various industries that employment is becoming one of their largest challenges due to tighter labor market conditions and increased wage pressure.

     With fixed-income yields relatively low and equity market valuations relatively elevated, on a historical basis, we are mindful of the potential downside risks to asset prices in the event that corporate earnings growth slows or declines, due to unforeseen economic weakness.

1 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

Performance Review

     For the year ended December 31, 2016, the Aquila Three Peaks High Income Fund Class Y Shares (ATPYX) (the “High Income Fund”) generated a positive 5.55% total return (net of expenses). By comparison, the Bloomberg Barclays US Corporate High Yield Total Return Index Unhedged (the “High Yield Index”) generated a positive 17.13% return for the year. As of August 24, 2016, the High Income Fund's benchmark, the Barclays Capital U.S. High-Yield Bond Index, was renamed the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged.

     The industry segments and ratings categories that had a negative impact on the high yield market throughout 2015 (primarily Energy, Basic Industry, and lower-rated), and which caused the High Yield Index to return a negative 4.47% for the year (its first negative calendar year return since 2008), were predominantly responsible for the relatively strong performance of the Index in 2016. For reference, the High Income Fund generated a positive 3.77% total return (net of expenses) for the 2015 calendar year. The two largest influencing factors for the high yield market throughout 2016 were oil prices recovering from the mid-$20 a barrel price in February to stabilize above $45 a barrel over the back half of the year, and continued accommodative monetary policy throughout much of the year. Had oil not stabilized or had the Fed been more aggressive with the federal funds target rate hikes through the year, we believe we would likely be looking at dramatically different returns for the asset class and various industries within the high yield market. However, as oil improved and it became more apparent that the Fed was comfortable with exceptionally accommodative monetary policy for a prolonged period, the access to capital (debt and equity) for many companies across the high yield market (including many in the industry segments mentioned above) began to improve. As a result, many companies actively improved their balance sheet and credit strength by reducing debt, extending debt maturities, and enhancing liquidity profiles throughout 2016. The result of this was considerably less concern surrounding corporate solvency and rising defaults, which dramatically improved the outlook for many commodity-related and lower-rated companies compared to the end of 2015 or early in 2016.

     As mentioned above, the energy, metals/mining, and other commodity-related industries were the most influential segments on the performance of the High Yield Index throughout the year. For reference, as of December 31, 2016, the Energy segment carried a 15.00% weighting in the High Yield Index, while the Basic Industry segment (which includes the Chemicals, Metals & Mining, and Paper industries) accounted for an 8.12% weighting in the High Yield Index. The Energy and Basic Industry segments generated 37.37% and 36.48% returns, respectively, during 2016 which significantly outperformed other industry segments of the High Yield Index following significant underperformance across these industry segments during 2015. Our significantly underweight position across these industries throughout much of 2016 hindered our strategy’s relative performance. Additionally, the search for incremental yield increased investor appetite for risk assets throughout 2016, which when combined with relatively depressed trading levels after a prolonged period of underperformance throughout 2014 and 2015, helped the lower-rated segment of the High Yield Index outperform throughout the year. The Caa-rated or lower-rated portion of the Index generated a 31.46% return during the year and carried a 15.60% weighting at the end of the year.

2 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

     Our relatively defensive positioning across industry segments and credit ratings, as well as, our relatively lower duration and maturity profile, muted the performance of our strategy relative to the High Yield Index throughout much of the year. The post-election period has certainly caused investors to reassess the prospects of the U.S. economy and rates over the coming years. The hopes of fiscal stimulus through any one of a number of measures mentioned in the opening of this commentary are being viewed positively for the more cyclical industries of the economy, commodity-oriented industries, and financial-related industries, to name a few. In general, we believe the prospects of better economic growth and increased business and consumer confidence are positive for many high yield rated companies and for the high yield market as an asset class. In our opinion, the largest near-term risk to the high yield market under this scenario is increased inflation resulting in more aggressive monetary policy actions and higher Treasury yields, which could impact the value of individual securities as well as have a negative influence on fund flows. We intend to closely monitor these key aspects of the economy and the fixed-income markets as we position our high yield strategy over the coming year. We will also strive to closely monitor corporate earnings of a broad base of companies across the high yield market for indications as to more aggressive corporate risk taking behavior that could adversely impact credit strength and/or any increase corporate solvency concerns. At the moment, the high yield market does not, in our view, appear to have much concern as it relates to corporate solvency, and in fact, many high yield strategists expect the default rate to decline throughout 2017.

     The construction of our high yield strategy continues to highlight companies that we believe are striving to improve their financial profile and credit quality through prudent use of debt/leverage. In general, we seek out companies that we deem to have relatively stable cash flow generation that is sufficient to service, if not reduce, debt, as well as companies that are able to show reasonable growth in operations. We also seek to target bonds of those companies that we believe will exhibit less price fluctuation should overall market volatility increase or should an adverse shock to underlying Treasury yields occur. While we primarily remain positioned in relatively lower-duration bonds, we intend to continue to look to add bonds that fit our investment criteria should volatility create attractive investment opportunities. We will strive to remain disciplined to our investment philosophy and research process across both of our strategies and we endeavor to sell securities of companies that we believe are taking on excessive financial or operational risk, even if these aggressive actions are initially rewarded in the equity market. In our opinion and as exhibited in years past, this approach to the high yield asset class can help provide reasonably stable performance throughout various market and economic cycles. We believe our focus on providing a less volatile investment strategy within the high yield asset class is prudent given the potential for elevated volatility in this relatively low-yielding fixed-income environment.

     For the year ended December 31, 2016, the Aquila Three Peaks Opportunity Growth Fund Class Y Shares (ATGYX) (the “Opportunity Growth Fund”) generated a positive 6.16% total return. By comparison, the Russell 3000 Index generated a positive 12.74% return for the year.

     The Opportunity Growth Fund’s underperformance for the year ended December 31, 2016 was impacted by a number of factors including the Opportunity Growth Fund’s overall defensive positioning and its underweight in more cyclical sectors and companies. During the period, our equity strategy underweighted the Financials sector as part of our defensive positioning going into the election. This underweight in Financials served to detract from the Opportunity Growth Fund’s relative performance for the year. Equity returns during the fourth quarter of 2016 were characterized by sector rotation following the U.S. election, as investors flocked to areas that might benefit under a Republican administration, while avoiding areas that could lag or be negatively impacted. This sector rotation significantly favored the largest sector of the Russell 3000, Financials, which returned positive 20.9% during the fourth quarter, due to a notable boost from higher interest rates and expectations for de-regulation of banks. Our equity strategy has typically not held positions in banks based on our approach of investing in companies that have been issuers in the high yield market, which most banks are not. The Opportunity Growth Fund’s underweight in Financials served to detract from relative performance for the year.

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MANAGEMENT DISCUSSION (continued)

     The post-election sector rotation also favored other economically-sensitive sectors, such as Industrials, Energy and Materials, which returned positive 8.1%, 7.5%, and 5.6%, respectively, in the fourth quarter. Within these sectors, our individual holdings were generally more defensive in nature, contributing to our underperformance, as more cyclical stocks have tended to outperform defensive stocks even in these industries.

     At the same time, sectors with more defensive characteristics or high dividend payers experienced negative returns in the fourth quarter, including the Consumer Staples and Real Estate sectors, which returned negative 1.9% and negative 2.9%, respectively, in the Russell 3000 during the fourth quarter. Our greater exposure to companies in these sectors negatively impacted results.

     Healthcare was the worst performing sector in the fourth quarter, returning negative 4.3% in the Russell 3000 due to expectations for the repeal of the Affordable Care Act (“ACA”), as well as potential pressure on drug pricing from Republicans. While the Opportunity Growth Fund benefitted from our underweight position in the Pharmaceuticals sector, this was partially offset by the negative reaction of Healthcare Services companies in our portfolio from a potential repeal of the ACA.

     This sector rotation also favored small caps, as highlighted by the positive 8.8% return of the Russell 2000 Index in the fourth quarter, compared to the positive 3.8% return for the large cap-weighted Russell 1000 Index. While sector rotation negatively impacted our equity strategy’s relative performance during the fourth quarter, we believe that the companies we are invested in remain fundamentally sound. This was highlighted by a solid earnings season, where the majority of our companies reported inline or better than expected earnings. In addition, several of the Opportunity Growth Fund’s holdings were positively impacted during the quarter from announcements that these companies would be acquired by larger competitors.

     Following the election, there have been expectations for favorable fiscal stimulus over the next year, which could have a positive impact on corporate earnings over the next several years. Corporate tax reform is expected to be the most significant contributor to fiscal stimulus, as Republicans have plans to significantly reduce the federal corporate tax rate from 35% today to as low as 15%. Our equity strategy has consistently favored companies based in the U.S., and we generally believe that corporate tax reform would have a positive impact on many of the companies in the strategy. With that said, we also believe there remain risks to some companies and the economy from certain aspects of the proposed tax reform. In particular, border-adjusted taxes could be negative for companies that import goods, while eliminating deductions for interest expense could also be negative for debt issuers.

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MANAGEMENT DISCUSSION (continued)

     While the details still need to be worked out, we believe that corporate tax reform will be reasonably positive for the companies in which we are investing.

Our Approach

     We remain committed to our time-tested and disciplined research process that not only includes detailed analysis of companies owned in our high yield and equity strategies, but also seeks to uncover new opportunities within the high yield and equity markets. We continue to look for what we believe to be fiscally responsible management teams that are committed to growing operations prudently and who recognize that they can potentially improve their credit profile and equity valuations by focusing on credit-specific measures. Our efforts remain focused on stability and predictability in the investment selection process, so as to provide a less volatile high yield strategy that can generate a reasonably consistent total return, while also attempting to find attractive equity investments that could experience further capital appreciation.

     Given the significant positive moves in the high yield and equity markets post the election (and really since early-2009), we believe it is important to not become complacent in the current investing environment. As such, we strive to constantly monitor economic data and commentary from companies across various industries, as well as commentary from the Federal Reserve and out of Capitol Hill that may shed light on future investment opportunities or potential investment pitfalls.

     Thank you for your continued support and investment.

     Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. In the past several years, financial markets have experienced increased volativity, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Aquila Three Peaks High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

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Aquila Three Peaks Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. In the past several years, financial markets have experienced increased volativity, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purpose.

6 | Aquila Funds Trust

PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

     The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund (the "Fund") for the 10-year period ended December 31, 2016 as compared with the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 6/01/06
With Maximum Sales Charge	0.97%	3.76%	4.34%	4.49%
Without Sales Charge	5.20	4.60	4.76	4.89
Class C since 6/08/06
With CDSC**	3.47	3.79	3.94	4.08
Without CDSC	4.49	3.79	3.94	4.08
Class I since 6/29/06
No Sales Charge	5.24	4.57	4.77	4.97
Class Y since 6/01/06
No Sales Charge	5.55	4.83	4.98	5.12

Bloomberg Barclays US Corporate
High Yield Total Return Index
Value Unhedged	17.13	7.37	7.45	7.81	(Class A & Y)
				7.82	(Class C)
				7.98	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

7 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

     The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2016 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index (the “Index”) over the same period. It should be noted that the Fund’s universe of companies was primarily within the eight-state Rocky Mountain region until October 15, 2010 when the orientation of the Fund was changed to investing primarily in the equity securities of companies located throughout the United States and the comparative index was changed. Furthermore, the Fund was originally managed to provide capital appreciation and was then reoriented to a growth at a reasonable price style as of July, 1999.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any. It should also be noted that while the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 3,000 equity securities, mostly of companies having relatively small capitalization, the Fund’s investment portfolio consisted for approximately half of the period (until 10/15/10) of a significantly lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     Prior to October 15, 2010, the market prices and behavior of the individual securities in the Fund’s investment portfolio could have been affected by local and regional factors which might have resulted in variances from the market action of the securities in the Index. Furthermore, the difference in the performance of the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index. These returns represent results under the Fund’s prior investment strategies and various portfolio managers in effect from inception in 1994 through October 14, 2010, under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

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Aquila Three Peaks Opportunity Growth Fund

PERFORMANCE REPORT (continued)

	Average Annual Total Return
	for periods ended December 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations
on 7/22/94)
With Maximum Sales Charge	1.35%	15.81%	5.83%	8.07%
Without Sales Charge	5.85	16.82	6.29	8.28
Class C (commenced operations
on 5/01/96)
With CDSC**	4.09	15.97	5.51	6.93
Without CDSC	5.09	15.97	5.51	6.93
Class I (commenced operations
on 12/01/05)
No Sales Charge	5.95	17.09	6.61	6.75
Class Y (commenced operations
on 5/01/96)
No Sales Charge	6.16	17.18	6.60	7.97
Russell 3000 Stock Index(1)	12.74	14.67	7.08	N/A*	(Class A)
				8.25	(Class C & Y)
				7.73	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1) The Fund’s index since October 15, 2010.

* Index commenced on 1/01/95.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

9 | Aquila Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila Three Peaks High Income Fund and
Aquila Three Peaks Opportunity Growth Fund:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of each Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2016, the results of their respective operations for the year then ended, the changes in each Fund’s net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2017

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AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (94.2%)	Value

	Consumer Discretionary (32.9%)
	Advertising Sales (1.7%)
	Lamar Media Corp.
$900,000	5.375%, 01/15/24	$931,500

	Outfront Media Capital LLC/Outfront Media
	Capital Corp.
1,900,000	5.625%, 02/15/24	1,980,750
1,125,000	5.875%, 03/15/25	1,178,438
		4,090,688
	Cable/Satellite TV (3.7%)
	CCO Holdings LLC
6,100,000	5.125%, 02/15/23	6,267,750

	DISH DBS Corp.
1,600,000	5.875%, 07/15/22	1,684,000
1,075,000	7.750%, 07/01/26	1,212,062
		9,163,812

	Casino Hotels (1.5%)
	Boyd Gaming Corp.
1,200,000	6.875%, 05/15/23	1,290,000

	Jack Ohio Finance LLC
1,200,000	6.750%, 11/15/21 144A	1,215,000

	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
1,275,000	5.375%, 03/15/22	1,306,875
		3,811,875

	Casino Services (1.0%)
	Eldorado Resorts, Inc.
2,350,000	7.000%, 08/01/23	2,491,000

	Commercial Services (1.4%)
	Live Nation Entertainment, Inc.
2,100,000	5.375%, 06/15/22 144A	2,173,500

	The ServiceMaster Co. LLC
1,200,000	5.125%, 11/15/24 144A	1,218,000
		3,391,500

11 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Consumer Discretionary (continued)
	Cruise Lines (0.6%)
	NCL Corp. Ltd.
$1,600,000	4.750%, 12/15/21 144A	$1,599,008

	Distribution/Wholesale (0.7%)
	LKQ Corp.
1,725,000	4.750%, 05/15/23	1,716,375

	Food - Catering (1.5%)
	Aramark Corp.
1,150,000	5.750%, 03/15/20	1,174,437
2,350,000	5.125%, 01/15/24	2,423,437
		3,597,874

	Funeral Service & Related Items (0.7%)
	Service Corp. International
1,700,000	5.375%, 05/15/24	1,772,250

	Hotels & Motels (3.4%)
	ESH Hospitality, Inc.
1,500,000	5.250%, 05/01/25 144A	1,492,500

	Hilton Grand Vacations Borrower LLC
775,000	6.125%, 12/01/24 144A	805,031

	Hilton Worldwide Holdings, Inc.
6,000,000	5.625%, 10/15/21	6,198,000
		8,495,531

	Publishing - Newspapers (1.4%)
	Lee Enterprises, Inc.
1,675,000	9.500%, 03/15/22 144A	1,775,500

	The McClatchy Co.
1,625,000	9.000%, 12/15/22	1,730,625
		3,506,125

	Racetracks (1.5%)
	Churchill Downs, Inc.
3,625,000	5.375%, 12/15/21	3,760,937

12 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Consumer Discretionary (continued)
	Radio (2.2%)
	CBS Radio, Inc.
$1,600,000	7.250%, 11/01/24 144A	$1,680,000

	Sirius XM Radio, Inc.
3,500,000	6.000%, 07/15/24 144A	3,657,500
		5,337,500

	Recreational Centers (0.5%)
	ClubCorp Club Operations, Inc.
1,250,000	8.250%, 12/15/23 144A	1,325,000

	Resorts/Theme Parks (2.1%)
	Cedar Fair LP
3,500,000	5.375%, 06/01/24	3,605,000

	Six Flags Entertainment Corp.
1,500,000	4.875%, 07/31/24 144A	1,481,250
		5,086,250

	Retail - Apparel/Shoe (0.6%)
	The Men’s Wearhouse, Inc.
1,500,000	7.000%, 07/01/22	1,470,000

	Retail - Perfume & Cosmetics (0.8%)
	Sally Holdings LLC/Sally Capital, Inc.
800,000	5.500%, 11/01/23	830,000
1,100,000	5.625%, 12/01/25	1,144,000
		1,974,000

	Retail - Regional Department Store (1.0%)
	JC Penney Corp., Inc.
2,500,000	5.650%, 06/01/20	2,465,625

	Retail - Restaurants (0.8%)
	Brinker International, Inc.
2,000,000	3.875%, 05/15/23	1,892,500

13 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Consumer Discretionary (continued)
	Security Services (0.6%)
	Prime Security Services Borrower LLC/
	Prime Finance, Inc.
$1,250,000	9.250%, 05/15/23 144A	$1,360,938

	Television (0.6%)
	Tribune Media Co.
1,450,000	5.875%, 07/15/22	1,473,563

	Theaters (4.6%)
	AMC Entertainment
4,500,000	5.875%, 02/15/22	4,708,125
1,225,000	5.750%, 06/15/25	1,252,562

	Cinemark Holdings, Inc.
2,100,000	5.125%, 12/15/22	2,163,000

	Regal Entertainment
2,300,000	5.750%, 03/15/22	2,409,250
675,000	5.750%, 06/15/23	689,135
		11,222,072
	Total Consumer Discretionary	81,004,423

	Consumer Staples (7.8%)
	Beverages Non-Alcoholic (2.0%)
	Cott Beverages, Inc.
2,800,000	6.750%, 01/01/20	2,901,500
2,100,000	5.375%, 07/01/22	2,136,750
		5,038,250

	Consumer Products - Miscellaneous (1.4%)
	Central Garden & Pet Co.
1,125,000	6.125%, 11/15/23	1,186,875
	Spectrum Brands, Inc.
2,200,000	6.125%, 12/15/24	2,321,000
		3,507,875

	Distribution/Wholesale (0.6%)
	Performance Food Group
1,350,000	5.500%, 06/01/24 144A	1,360,125

14 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Consumer Staples (continued)
	Food - Canned (0.5%)
	Treehouse Foods, Inc.
$1,125,000	6.000%, 02/15/24 144A	$1,181,250

	Food - Catering (0.5%)
	AdvancePierre Food Holdings, Inc.
1,250,000	5.500%, 12/15/24 144A	1,261,725

	Food - Miscellaneous/Diversified (1.7%)
	Pinnacle Foods, Inc.
3,125,000	4.875%, 05/01/21	3,218,750
875,000	5.875%, 01/15/24	927,500
		4,146,250

	Food - Retail (0.5%)
	Ingles Markets, Inc.
1,250,000	5.750%, 06/15/23	1,284,375

	Food - Wholesale/Distributors (0.6%)
	US Foods, Inc.
1,400,000	5.875%, 06/15/24 144A	1,449,000
	Total Consumer Staples	19,228,850

	Energy (11.4%)
	Gas - Distribution (1.0%)
	NGL Energy Partners LP
1,150,000	6.875%, 10/15/21	1,175,875
1,150,000	7.500%, 11/01/23 144A	1,187,375
		2,363,250

	Oil - Field Services (1.3%)
	McDermott International, Inc.
1,200,000	8.000%, 05/01/21 144A	1,212,000

	SESI LLC
1,000,000	6.375%, 05/01/19	1,000,000
975,000	7.125%, 12/15/21	992,063
		3,204,063

15 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Energy (continued)
	Oil Company - Exploration & Production (4.9%)
	Antero Resources Corp.
$2,275,000	5.625%, 06/01/23	$2,329,031

	Clayton Williams Energy, Inc.
1,600,000	7.750%, 04/01/19	1,608,000

	Continental Resources, Inc.
1,850,000	5.000%, 09/15/22	1,867,371

	PDC Energy, Inc.
2,750,000	7.750%, 10/15/22	2,928,750

	QEP Resources, Inc.
1,500,000	6.875%, 03/01/21	1,593,750

	SM Energy Co.
1,675,000	6.500%, 11/15/21	1,708,500
		12,035,402

	Oil Company - Integrated (0.8%)
	Murphy Oil Corp.
1,850,000	6.875%, 08/15/24	1,970,250

	Oil Refining & Marketing (1.4%)
	Northern Tier Energy LLC
2,700,000	7.125%, 11/15/20	2,804,625

	Western Refining Logistics LP
550,000	7.500%, 02/15/23	594,000
		3,398,625

	Pipelines (2.0%)
	American Midstream Partners LP
1,600,000	8.500%, 12/15/21 144A	1,588,000

	Niska Gas Storage Partners LLC
1,000,000	6.500%, 04/01/19	1,005,000

	Oneok, Inc.
900,000	7.500%, 09/01/23	1,035,000

16 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Energy (continued)
	Pipelines (continued)
	Rose Rock Midstream LP
$1,450,000	5.625%, 11/15/23	$1,413,750
		5,041,750
	Total Energy	28,013,340

	Financials (9.6%)
	Decision Support Software (0.4%)
	MSCI, Inc.
925,000	5.750%, 08/15/25 144A	982,813

	Enterprise Software/Services (0.4%)
	Donnelley Financial Solutions, Inc.
900,000	8.250%, 10/15/24 144A	915,750

	REITS - Diversified (3.7%)
	CyrusOne LP
725,000	6.375%, 11/15/22	763,063

	DuPont Fabros Technology, Inc.
1,000,000	5.875%, 09/15/21	1,046,250
3,500,000	5.625%, 06/15/23	3,657,500

	Equinix, Inc.
1,500,000	5.375%, 01/01/22	1,575,000
1,000,000	5.375%, 04/01/23	1,037,500
950,000	5.750%, 01/01/25	992,750
		9,072,063

	REITS - Healthcare (1.0%)
	MPT Operating Partnership LP
2,375,000	6.375%, 03/01/24	2,484,844

	REITS - Hotels (2.0%)
	Ryman Hospitality Properties
1,750,000	5.000%, 04/15/21	1,776,250
3,075,000	5.000%, 04/15/23	3,105,750
		4,882,000

	REITS - Mortgage (0.5%)
	Starwood Property Trust, Inc.
1,250,000	5.000%, 12/15/21 144A	1,266,750

17 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Financials (continued)
	REITS - Storage (1.6%)
	Iron Mountain, Inc.
$2,250,000	6.000%, 08/15/23 $	2,390,625
1,650,000	5.750%, 08/15/24	1,695,375
		4,086,000
	Total Financials	23,690,220

	Healthcare (3.7%)
	Medical - Hospitals (2.8%)
	Envision Healthcare Corp.
2,000,000	5.625%, 07/15/22	2,062,000

	HCA Holdings, Inc.
1,275,000	6.250%, 02/15/21	1,372,219
1,650,000	7.500%, 02/15/22	1,872,750
1,500,000	5.375%, 02/01/25	1,503,750
		6,810,719

	Medical Products (0.9%)
	Teleflex, Inc.
2,200,000	5.250%, 06/15/24	2,257,750
	Total Healthcare	9,068,469

	Industrials (9.0%)
	Aerospace/Defense - Equipment (1.5%)
	Orbital ATK, Inc.
1,150,000	5.250%, 10/01/21	1,194,419
2,500,000	5.500%, 10/01/23	2,575,000
		3,769,419

	Alternative Waste Technology (0.5%)
	Advanced Disposal Services, Inc.
1,250,000	5.625%, 11/15/24 144A	1,243,750

	Auction House/Art Dealer (0.5%)
	Ritchie Bros. Auctioneers, Inc.
1,250,000	5.375%, 01/15/25 144A	1,275,000

	Building & Construction Products - Misc. (0.3%)
	Summit Materials LLC
700,000	8.500%, 04/15/22	773,500

18 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Industrials (continued)
	Engineering/R&D Services (1.7%)
	AECOM Technology Corp.
$1,500,000	5.750%, 10/15/22	$1,585,500
1,500,000	5.875%, 10/15/24	1,601,415

	Engility Corp.
1,000,000	8.875%, 09/01/24 144A	1,047,500
		4,234,415

	Printing - Commercial (1.6%)
	Quad/Graphics, Inc.
1,250,000	7.000%, 05/01/22	1,218,750

	RR Donnelley & Sons Co.
1,375,000	7.000%, 02/15/22	1,381,875
1,300,000	6.000%, 04/01/24	1,225,250
		3,825,875

	Publishing - Periodicals (1.3%)
	Nielsen Holdings N.V.
2,250,000	4.500%, 10/01/20	2,289,375
1,000,000	5.000%, 04/15/22 144A	1,018,750
		3,308,125

	Rental Auto/Equipment (1.0%)
	Herc Rental, Inc.
1,375,000	7.500%, 06/01/22 144A	1,448,906

	United Rentals North America, Inc.
875,000	5.750%, 11/15/24	918,750
		2,367,656

	Security Services (0.6%)
	ADT Corp.
1,500,000	4.125%, 06/15/23	1,432,500
	Total Industrials	22,230,240

	Information Technology (5.5%)
	Computer Software (0.9%)
	Inception Merger Sub, Inc./Rackspace Hosting, Inc.
1,250,000	8.625%, 11/15/24 144A	1,323,062

19 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Information Technology (continued)
	Computer Software (continued)
	SS&C Technologies Holdings, Inc.
$900,000	5.875%, 07/15/23	$932,625
		2,255,687

	Computers (0.4%)
	Diamond 1 Finance Corp./Diamond 2 finance Corp.
775,000	7.125%, 06/15/24 144A	860,388

	Computers - Memory Devices (0.4%)
	EMC Corp.
1,150,000	3.375%, 06/01/23	1,065,179

	Data Processing/Management (0.7%)
	First Data Corp.
1,600,000	7.000%, 12/01/23 144A	1,704,000

	Electronic Component - Semiconductor (0.4%)
	Qorvo, Inc.
850,000	6.750%, 12/01/23	935,000

	Office Automation & Equipment (1.2%)
	CDW Corp.
2,900,000	5.000%, 09/01/23	2,903,625

	Travel Services (0.4%)
	Sabre Corp.
925,000	5.375%, 04/15/23 144A	943,500

	Wireless Equipment (1.1%)
	ViaSat, Inc.
2,725,000	6.875%, 06/15/20	2,806,750
	Total Information Technology	13,474,129

	Materials (3.1%)
	Containers - Paper/Plastic (1.8%)
	Berry Plastics Corp.
1,650,000	5.500%, 05/15/22	1,716,000
1,250,000	5.125%, 07/15/23	1,271,875

20 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount	Corporate Bonds (continued)	Value

	Materials (continued)
	Containers - Paper/Plastic (continued)
	Reynolds Group Issuer, Inc./
	Reynolds Group Issuer LLC
$1,475,000	5.750%, 10/15/20	$1,521,094
		4,508,969

	Garden Products (0.7%)
	Scotts Miracle-Gro Co.
1,500,000	6.000%, 10/15/23 144A	1,586,250

	Steel Producers (0.6%)
	AK Steel Corp.
1,450,000	7.625%, 05/15/20	1,479,000
	Total Materials	7,574,219

	Telecommunication Services (11.2%)
	Building - Heavy Construction (1.0%)
	SBA Communications Corp.
2,425,000	4.875%, 07/15/22	2,461,375

	Cable/Satellite TV (0.6%)
	Mediacom Broadband LLC/ Corp.
1,500,000	6.375%, 04/01/23	1,575,000

	Cellular Telecom (3.4%)
	Sprint Communications, Inc.
1,625,000	7.000%, 08/15/20	1,722,679
1,500,000	6.000%, 11/15/22	1,511,250

	T-Mobile USA, Inc.
4,750,000	6.625%, 04/01/23	5,035,000
		8,268,929

	Internet Connectivity Services (1.3%)
	Zayo Group LLC/Zayo Cap
3,000,000	6.000%, 04/01/23	3,120,000

	Satellite Telecom (1.2%)
	Hughes Satellite Systems Corp.
2,750,000	7.625%, 06/15/21	3,018,125

21 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Principal Amount		Corporate Bonds (continued)	Value

		Telecommunication Services (continued)
		Telecom Services (2.2%)
		GCI, Inc.
$2,275,000		6.750%, 06/01/21	$2,331,875

		QualityTech LP/QTS Finance Corp.
3,000,000		5.875%, 08/01/22	3,052,500
			5,384,375

		Telephone - Integrated (1.5%)
		Centurylink, Inc.
1,375,000		7.500%, 04/01/24	1,443,750

		Level 3 Communications, Inc.
2,150,000		5.625%, 02/01/23	2,203,750
			3,647,500
		Total Telecommunication Services	27,475,304

		Total Corporate Bonds (cost $230,501,368)	231,759,194

Shares		Short-Term Investment (6.6%)
		Dreyfus Treasury & Agency Cash Management,
16,330,928		Institutional Shares, 0.39%* (cost $16,330,928)	16,330,928

	Total Investments (cost $246,832,296- note 4)	100.8%	248,090,122
	Other assets less liabilities	(0.8)	(1,909,878)
	Net Assets	100.0%	$246,180,244

* The rate is the annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

22 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Corporate Bonds	Distribution (unaudited)	Corporate Bonds

Advertising Sales	1.8%	Medical Products	1.0%
Aerospace/Defense - Equipment	1.6	Office Automation & Equipment	1.3
Alternative Waste Technology	0.5	Oil - Field Services	1.4
Auction House/ Art Dealer	0.6	Oil Company - Exploration &
Beverages - Non-Alcoholic	2.2	Production	5.2
Building & Construction		Oil Company - Integrated	0.8
Products - Misc.	0.3	Oil Refining & Marketing	1.5
Building - Heavy Construction	1.1	Pipelines	2.2
Cable/Satellite TV	4.7	Printing - Commercial	1.7
Casino Hotels	1.6	Publishing - Newspapers	1.5
Casino Services	1.1	Publishing - Periodicals	1.4
Cellular Telecom	3.6	Racetracks	1.6
Commercial Services	1.5	Radio	2.3
Computer Software	1.0	REITS - Diversified	3.9
Computers	0.4	REITS - Healthcare	1.1
Computers - Memory Devices	0.5	REITS - Hotels	2.1
Consumer Products - Miscellaneous	1.5	REITS - Mortgage	0.5
Containers - Paper/Plastic	1.9	REITS - Storage	1.8
Cruise Lines	0.7	Recreational Centers	0.6
Data Processing/Management	0.7	Rental Auto/Equipment	1.0
Decision Support Software	0.4	Resorts/Theme Parks	2.2
Distribution/Wholesale	1.3	Retail - Apparel/Shoe	0.6
Electronic Component - Semiconductor	0.4	Retail - Perfume & Cosmetics	0.9
Engineering/R&D Services	1.8	Retail - Regional Department Store	1.1
Enterprise Software/Services	0.4	Retail - Restaurants	0.8
Food - Canned	0.5	Satellite Telecom	1.3
Food - Catering	2.1	Security Services	1.2
Food - Miscellaneous/Diversified	1.8	Steel Producers	0.6
Food - Retail	0.6	Telecom Services	2.3
Food - Wholesale/Distributors	0.6	Telephone - Integrated	1.6
Funeral Service & Related Items	0.8	Television	0.6
Garden Products	0.7	Theaters	4.8
Gas - Distribution	1.0	Travel Services	0.4
Hotels & Motels	3.6	Wireless Equipment	1.2
Internet Connectivity Services	1.3		100.0%
Medical - Hospitals	2.9

See accompanying notes to financial statements.

23 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

Shares	Common Stocks (96.6%)	Value

	Consumer Discretionary (32.1%)
	Apparel Manufacturers (2.1%)
103,782	Carter’s, Inc.	$8,965,727
180,065	Hanesbrands, Inc.	3,884,002
		12,849,729

	Athletic Equipment (1.6%)
276,414	Vista Outdoor, Inc.+	10,199,677

	Cable/Satellite TV (3.0%)
25,961	Charter Communications, Inc.+	7,474,691
190,780	DISH Network Corp.+	11,051,885
		18,526,576

	Casino Hotels (1.6%)
141,842	Boyd Gaming Corp.+	2,860,953
247,503	MGM Resorts International+	7,135,510
		9,996,463

	Commercial Services (1.7%)
231,971	Live Nation Entertainment, Inc.+	6,170,429
118,154	ServiceMaster Global Holdings, Inc.+	4,450,861
		10,621,290

	Cruise Lines (0.3%)
37,256	Norwegian Cruise Line Holdings Ltd.+	1,584,498

	Distribution/Wholesale (1.3%)
268,315	LKQ Corp.+	8,223,855

	Food - Catering (2.3%)
399,988	Aramark Corp.	14,287,571

	Funeral Service & Related Items (1.4%)
301,346	Service Corp. International	8,558,226

24 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Shares	Common Stocks (continued)	Value

	Consumer Discretionary (continued)
	Home Decoration Products (1.1%)
158,816	Newell Brands, Inc.	$7,091,134

	Hotels & Motels (1.7%)
314,453	Extended Stay America, Inc.	5,078,416
198,562	Hilton Worldwide Holdings, Inc.	5,400,886
		10,479,302

	Racetracks (1.6%)
66,183	Churchill Downs, Inc.	9,957,232

	Radio (2.7%)
53,115	Liberty SiriusXM Group - A+	1,833,530
446,591	Liberty SiriusXM Group - C+	15,148,367
		16,981,897

	Recreational Centers (0.4%)
181,022	ClubCorp Holdings, Inc.+	2,597,666

	Resorts/Theme Parks (1.5%)
159,345	Six Flags Entertainment Corp.	9,554,326

	Retail - Apparel/Shoes (0.7%)
69,375	L Brands, Inc.	4,567,650

	Retail - Perfume & Cosmetics (1.3%)
312,186	Sally Beauty Holdings, Inc.+	8,247,954

	Retail - Restaurants (1.6%)
122,489	Restaurant Brands International, Inc.	5,837,826
62,610	Yum! Brands, Inc.	3,965,091
		9,802,917

	Television (1.6%)
117,343	Sinclair Broadcast Group, Inc.	3,913,389
162,915	Tribune Media Co.+	5,698,767
		9,612,156

25 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Shares	Common Stocks (continued)	Value

	Consumer Discretionary (continued)
	Theaters (2.6%)
324,109	AMC Entertainment	$10,906,268
260,155	Regal Entertainment	5,359,193
		16,265,461

	Total Consumer Discretionary	200,005,580

	Consumer Staples (8.9%)
	Beverages - Non-Alcoholic (1.3%)
717,593	Cott Beverages, Inc.	8,130,329

	Beverages - Wine/Spirits (2.0%)
82,972	Constellation Brands, Inc.	12,720,437

	Distribution/Wholesale (0.6%)
140,841	Performance Food Group Co.+	3,380,184

	Food - Catering (0.8%)
155,009	AdvancePierre Foods Holdings, Inc.	4,616,168

	Food - Miscellaneous/Diversified (3.5%)
123,168	Kraft Heinz Co.	10,755,030
48,816	Lamb Weston Holdings, Inc.+	1,847,686
175,604	Pinnacle Foods, Inc.	9,386,034
		21,988,750

	Food - Wholesale/Distributors (0.7%)
162,880	US Foods Holding Corp.+	4,475,942

	Total Consumer Staples	55,311,810

	Energy (2.4%)
	Oil Company - Exploration & Production (1.8%)
61,027	Antero Resources Corp.+	1,443,289
14,090	Cimarex Energy Co.	1,914,831
14,090	Concho Resources, Inc.+	1,868,334
15,966	Continental Resources, Inc.+	822,888
56,365	Parsley Energy, Inc.+	1,986,303

26 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Shares	Common Stocks (continued)	Value

	Energy (continued)
	Oil Company - Exploration & Production
	(continued)
18,789	PDC Energy, Inc.+	$1,363,706
47,423	SM Energy Co.	1,635,145
		11,034,496

	Oil Refining & Marketing (0.3%)
18,777	Tesoro Corp.	1,642,049

	Pipelines (0.3%)
30,984	Oneok, Inc.+	1,778,791

	Total Energy	14,455,336

	Financials (6.7%)
	Casino Services (0.4%)
93,222	Gaming and Leisure Properties, Inc.	2,854,458

	Real Estate Management/Service (1.2%)
229,318	CBRE Group, Inc.+	7,221,224

	REITS - Diversified (3.0%)
120,814	Crown Castle International Corp.	10,483,031
23,848	Equinix, Inc.	8,523,514
		19,006,545

	REITS - Hotels (1.4%)
142,001	Ryman Hospitality Properties	8,947,483

	REITS - Mortgage (0.7%)
186,998	Starwood Property Trust, Inc.	4,104,606

	Total Financials	42,134,316

	Healthcare (4.5%)
	Dental Supplies & Equipment (1.0%)
107,314	Dentsply Sirona, Inc.	6,195,237

27 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Shares	Common Stocks (continued)	Value

	Healthcare (continued)
	Diagnostic Equipment (0.4%)
105,117	VWR Corp.+	$2,631,078

	Medical Products (1.6%)
30,351	Henry Schein, Inc.+	4,604,550
32,734	Teleflex, Inc.	5,275,084
		9,879,634

	Medical Hospitals (1.5%)
84,059	Envision Healthcare Corp.+	5,320,094
55,283	HCA Holdings, Inc.+	4,092,048
		9,412,142

	Total Healthcare	28,118,091

	Industrials (17.5%)
	Aerospace/Defense - Equipment (2.0%)
145,253	Orbital ATK, Inc.	12,743,046

	Alternative Waste Technology (0.6%)
153,419	Advanced Disposal Services, Inc.+	3,408,970

	Auction House/Art Dealer (1.3%)
128,993	KAR Auction Services, Inc.	5,497,682
81,075	Ritchie Bros. Auctioneers, Inc.+	2,756,550
		8,254,232

	Chemicals - Specialty (0.6%)
127,710	Univar, Inc.+	3,623,133

	Commercial Services - Finance (2.3%)
99,726	IHS Markit Ltd.+	3,531,298
351,485	TransUnion+	10,871,431
		14,402,729

	Distribution/Wholesale (0.6%)
83,171	HD Supply Holdings, Inc.+	3,535,599

28 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Shares	Common Stocks (continued)	Value

	Industrials (continued)
	Electronic Security Devices (1.5%)
148,505	Allegion PLC	$9,504,320

	Engineering/R&D Services (0.9%)
117,323	AECOM Technology Corp.+	4,265,864
46,960	Engility Holdings, Inc.+	1,582,552
		5,848,416

	Machinery - General Industry (0.3%)
93,102	Manitowoc Foodservice, Inc.+	1,799,662

	Non-Hazardous Waste Disposal (4.1%)
358,797	Republic Services, Inc.	20,469,369
66,123	Waste Connections, Inc.	5,196,607
		25,665,976

	Publishing - Periodicals (2.0%)
295,926	Nielsen Holdings N.V.	12,414,096

	Rental Auto/Equipment (0.8%)
37,256	Herc Holdings, Inc.+	1,496,201
31,833	United Rentals, Inc.+	3,360,928
		4,857,129

	Shipbuilding (0.5%)
18,428	Huntington Ingalls Industries, Inc.	3,394,253

	Total Industrials	109,451,561

	Information Technology (12.3%)
	Commercial Services - Finance (1.3%)
119,645	Global Payments, Inc.	8,304,559

	Computer Services (0.5%)
56,731	Dell Technologies, Inc.+	3,118,503

	Computer Software (0.9%)
194,557	SS&C Technologies Holdings, Inc.	5,564,330

29 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Shares	Common Stocks (continued)	Value

	Information Technology (continued)
	Data Processing/Management (2.5%)
169,470	Fidelity National Information Services, Inc.	$12,818,711
206,631	First Data Corp.+	2,932,094
		15,750,805

	Electronic Component - Semiconductor (0.9%)
30,351	Broadcom Corp.	5,365,146

	Entertainment Software (0.6%)
108,398	Activision Blizzard, Inc.	3,914,252

	Office Automation & Equipment (2.3%)
270,001	CDW Corp.	14,064,352

	Telecommunication Equipment (0.8%)
127,685	Commscope Holding Co., Inc.+	4,749,882

	Travel Services (0.9%)
224,383	Sabre Corp.	5,598,356

	Wireless Equipment (1.6%)
151,658	ViaSat, Inc.+	10,042,793

	Total Information Technology	76,472,978

	Materials (9.0%)
	Containers - Metal/Glass (3.8%)
138,704	Ball Corp.	10,412,509
148,841	Crown Holdings, Inc.+	7,824,571
106,342	Silgan Holdings, Inc.	5,442,584
		23,679,664

	Containers - Paper/Plastic (4.9%)
214,628	Berry Plastics Corp.+	10,458,822
833,898	Graphic Packaging International, Inc.	10,407,047
216,694	Sealed Air Corp.	9,824,906
		30,690,775

30 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Shares		Common Stocks (continued)	Value

		Materials (continued))
		Garden Products (0.3%)
17,840		Scotts Miracle-Gro Co.+	$1,704,612

		Total Materials	56,075,051

		Telecommunication Services (3.2%)
		Internet Connectivity Services (1.7%)
318,830		Zayo Group Holdings, Inc.+	10,476,754

		Telephone - Integrated (1.5%)
169,903		Level 3 Communications, Inc.+	9,575,733

		Total Telecommunication Services	20,052,487

		Total Common Stocks (cost $530,358,971)	602,077,210

		Short-Term Investment (0.6%)

		Dreyfus Treasury & Agency Cash Management,
3,952,058		Institutional Shares, 0.39%* (cost $3,952,058)	3,952,058

	Total Investments (cost $534,311,029 - note 4)	97.2%	606,029,268
	Other assets less liabilities	2.8	17,741,294
	Net Assets	100.0%	$623,770,562

+ Non-income producing security.

* The rate is the annualized seven-day yield at period end.

31 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2016

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Common Stocks	Distribution (unaudited)	Common Stocks

Aerospace/Defense - Equipment	2.1%	Hotels & Motels	1.7%
Alternative Waste Technology	0.6	Internet Connectivity Services	1.7
Apparel Manufacturers	2.1	Machinery - General Industry	0.3
Athletic Equipment	1.7	Medical - Hospitals	1.6
Auction House/Art Dealer	1.4	Medical Products	1.6
Beverages - Non-Alcoholic	1.3	Non-Hazardous Waste Disposal	4.3
Beverages - Wine/Spirits	2.1	Office Automation & Equipment	2.3
Cable/Satellite TV	3.1	Oil Company - Exploration
Casino Hotels	1.7	& Production	1.8
Casino Services	0.5	Oil Refining & Marketing	0.3
Chemicals - Specialty	0.6	Pipelines	0.3
Commercial Services	1.8	Publishing - Periodicals	2.1
Commercial Services -Finance	3.8	Racetracks	1.6
Computer Services	0.5	Radio	2.8
Computer Software	0.9	Real Estate Management/Service	1.2
Containers - Metal/Glass	3.9	Recreational Centers	0.4
Containers - Paper/Plastic	5.1	REITS - Diversified	3.1
Cruise Lines	0.3	REITS - Hotels	1.5
Data Processing/Management	2.6	REITS - Mortgage	0.7
Dental Supplies & Equipment	1.0	Rental Auto/Equipment	0.8
Diagnostic Equipment	0.4	Resorts/Theme Parks	1.6
Distribution/Wholesale	2.6	Retail - Apparel/Shoes	0.8
Electronic Component -		Retail - Perfume & Cosmetics	1.4
Semiconductor	0.9	Retail - Restaurants	1.6
Electronic Security Devices	1.6	Shipbuilding	0.6
Engineering/R&D Services	1.0	Telecommunication Equipment	0.8
Entertainment Software	0.6	Telephone - Integrated	1.6
Food - Catering	3.2	Television	1.6
Food - Miscellaneous/Diversified	3.6	Theaters	2.7
Food - Wholesale/Distributors	0.7	Travel Services	0.9
Funeral Service & Related Items	1.4	Wireless Equipment	1.7
Garden Products	0.3		100.0%
Home Decoration Products	1.2

See accompanying notes to financial statements.

32 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

	AQUILA		AQUILA
	THREE PEAKS		THREE PEAKS
	HIGH		OPPORTUNITY
ASSETS	INCOME FUND		GROWTH FUND
Investments at value
(cost $246,832,296 and $534,311,029, respectively)	$248,090,122		$606,029,268
Receivable for investment securities sold	––		21,470,814
Receivable for interest and dividends	3,146,475		576,820
Receivable for Fund shares sold	679,144		801,576
Other assets	33,929		38,437
Total assets	251,949,670		628,916,915
LIABILITIES
Payable for investment securities purchased	4,685,614		3,182,455
Payable for Fund shares redeemed	701,868		1,322,340
Management fees payable	135,956		439,990
Dividends payable	113,649		–
Distribution and service fees payable	866		7,541
Accrued expenses	131,473		194,027
Total liabilities	5,769,426		5,146,353
NET ASSETS	$246,180,244		$623,770,562

Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	289,610		130,546
Additional paid-in capital	246,526,013		555,388,168
Net unrealized appreciation on investments (note 4)	1,257,826		71,718,239
Accumulated net realized loss on investments	(1,894,283		(3,466,391
Undistributed net investment income	1,078		–
	$246,180,244		$623,770,562
CLASS A
Net Assets	$54,301,908		$136,346,928
Capital shares outstanding	6,392,470		2,877,370
Net asset value and redemption price per share	$8.49		$47.39
Maximum offering price per share (100/96 of $8.49 and
100/95.75 of $47.39, respectively, adjusted to the nearest cent)	$8.84		$49.49
CLASS C
Net Assets	$16,870,703		$87,186,893
Capital shares outstanding	1,985,845		2,189,210
Net asset value and offering price per share	$8.50		$39.83
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$8.50	*	$39.83	*
CLASS I
Net Assets	$1,857,426		47,486,145
Capital shares outstanding.	218,647		970,401
Net asset value, offering and redemption price per share .	$8.50		$48.93
CLASS Y
Net Assets	$173,150,207		$352,750,596
Capital shares outstanding	20,364,004		7,017,620
Net asset value, offering and redemption price per share .	$8.50		$50.27

See accompanying notes to financial statements.

33 | Aquila Funds Trust

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Investment Income:

Interest income	$11,620,490	$114,301
Dividend income
(net of foreign tax withheld of $77,213)	–	6,659,963
Total investment income	11,620,490	6,774,264

Expenses:

Management fees (note 3)	1,619,953	4,785,356
Distribution and service fees (note 3)	322,449	1,298,655
Transfer and shareholder servicing agent
fees (note 3)	258,442	764,380
Registration fees and dues	86,398	135,600
Legal fees	70,643	172,904
Trustees’ fees and expenses	61,036	136,976
Fund accounting fees	54,880	77,025
Shareholders’ reports	34,080	90,790
Auditing and tax fees	16,101	25,201
Custodian fees	12,282	21,238
Chief compliance officer services (note 3)	8,886	8,778
Insurance	8,371	20,695
Miscellaneous	27,156	33,931
Total expenses	2,580,677	7,571,529

Management fees waived (note 3)	(3,071)	–
Management fees recovered (note 3)	–	75,585
Net expenses	2,577,606	7,647,114
Net investment income (loss)	9,042,884	(872,850)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	1,733,989	1,459,373
Change in unrealized appreciation (depreciation)
on investments	2,143,842	35,897,686

Net realized and unrealized gain (loss) on
investments	3,877,831	37,357,059
Net change in net assets resulting from
operations	$12,920,715	$36,484,209

See accompanying notes to financial statements.

34 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

OPERATIONS:
Net investment income	$9,042,884	$6,455,090
Net realized gain (loss) from securities
transactions	1,733,989	(70,603)
Change in unrealized depreciation
on investments	2,143,842	(275,114)
Change in net assets resulting from
operations	12,920,715	6,109,373

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,543,878)	(1,934,001)
Net realized gain on investments	–	(801)

Class C Shares:
Net investment income	(481,033)	(557,538)
Net realized gain on investments	–	(206)

Class I Shares:
Net investment income	(74,854)	(68,073)
Net realized gain on investments	–	(21)

Class Y Shares:
Net investment income	(5,942,041)	(3,895,478)
Net realized gain on investments	–	(1,218)
Change in net assets from distributions	(9,041,806)	(6,457,336)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	163,210,668	62,490,615
Reinvested dividends and distributions	7,618,611	4,766,223
Short-term trading redemption fees	48,786	3,671
Cost of shares redeemed	(117,269,067)	(50,574,779)
Change in net assets from capital share
transactions	53,608,998	16,685,730
Change in net assets	57,487,907	16,337,767

NET ASSETS:
Beginning of period	188,692,337	172,354,570
End of period*	$246,180,244	$188,692,337

*Includes undistributed net investment
income of:	$1,078	$–

See accompanying notes to financial statements.

35 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

OPERATIONS:
Net investment income (loss)	$(872,850)	$(2,047,289)
Net realized gain (loss) from securities
transactions	1,459,373	4,099,905
Change in unrealized appreciation on
investments	35,897,686	(787,780)
Change in net assets from operations	36,484,209	1,264,836

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net realized gain on investments	(27,827)	(2,163,981)

Class C Shares:
Net realized gain on investments	(19,749)	(1,206,155)

Class I Shares:
Net realized gain on investments	(8,604)	(436,044)

Class Y Shares:
Net realized gain on investments	(61,186)	(3,954,279)
Change in net assets from distributions	(117,366)	(7,760,459)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	290,684,809	384,878,543
Reinvested distributions	90,365	6,101,594
Short-term trading redemption fees	96,561	37,811
Cost of shares redeemed	(187,871,875)	(83,105,804)
Change in net assets from capital share
transactions	102,999,860	307,912,144
Change in net assets	139,366,703	301,416,521

NET ASSETS:
Beginning of period	484,403,859	182,987,338
End of period	$623,770,562	$484,403,859

See accompanying notes to financial statements.

36 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

1. Organization

     Aquila Funds Trust (the "Trust"), a Massachusetts business trust, is comprised of two series: Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila Three Peaks High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

     Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.

     All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

37 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

b)
Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2016:

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
Valuation Inputs	INCOME FUND	GROWTH FUND
	Investments in Securities*
Level 1 – Quoted Prices – Common Stocks and
Short-Term Investments	$16,330,928	$606,029,268
Level 2 – Other Significant Observable Inputs	231,759,194	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$248,090,122	$606,029,268

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

38 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

e)
Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2013-2015) or expected to be taken in the Funds' 2016 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2016, Aquila Three Peaks Opportunity Growth Fund decreased paid-in capital by $872,974, decreased accumulated net realized loss on investments by $124 and decreased accumulated net investment losses by $872,850. These reclassifications had no effect on net assets or net asset value per share.

i)
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets. For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

39 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

     For Aquila Three Peaks High Income Fund, the Manager and the Sub-Adviser continued to voluntarily waive a portion of their fees during a portion of the year ended December 31, 2016. Thus, for the year ended December 31, 2016, the Fund incurred gross management fees of $1,619,953, of which $3,071 was voluntarily waived.

     For Aquila Three Peaks Opportunity Growth Fund, the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses would not exceed 1.55% for Class A Shares, 2.25% for Class C Shares, 1.46% for Class I Shares and 1.25% for Class Y Shares. These expense limitations were in effect until April 30, 2016. The Sub-Adviser had also contractually agreed to waive its fee in the same proportion as the Manager was required to waive its fee in connection with the aforementioned undertaking. Under the contractual waiver arrangements, for a period of three years, subsequent to the end of the Fund’s fiscal year, the Manager could recover from the Fund certain fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses, including the recovered expenses, did not exceed any contractual limitations. During the year ended December 31, 2016, the Manager recovered the final portion of the previously waived management fees in the amount of $75,585 of which $41,748 was in turn paid to the Sub-Adviser.

40 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for Chief Compliance Officer related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

     For the year ended December 31, 2016, these payments were as follows:

	Annual		Amount
	Distribution Fee	Distribution Fees	Retained by
	Rate on Class A	on Class A	Distributor
Aquila Three Peaks High Income Fund	0.20%	$143,690	$4,247

Aquila Three Peaks Opportunity Growth Fund	0.30%	$431,288	$8,230

     Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

     For the year ended December 31, 2016, these payments were as follows:

	Qualified	Shareholder	Amount
	Recipients Fees	Services Fee	Retained by
	on Class C	on Class C	Distributor
Aquila Three Peaks High Income Fund	$131,662	$43,887	$42,271

Aquila Three Peaks Opportunity Growth Fund	$622,477	$207,493	$192,299

     Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

41 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

     With respect to Aquila Three Peaks High Income Fund, for the year ended December 31, 2016, these payments were made at the average annual rate of 0.40% (0.15% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $8,621 of which $3,210 related to the Plan and $5,411 related to the Shareholder Services Plan.

     With respect to Aquila Three Peaks Opportunity Growth Fund, for the year ended December 31, 2016, these payments were made at the average annual rate of 0.35% (0.10% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $130,890 of which $37,397 related to the Plan and $93,493 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

     Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor) (collectively “intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2016, Aquila Three Peaks High Income Fund's total commissions on sales of Class A Shares amounted to $116,672 of which the Distributor received $22,791. For the year ended December 31, 2016, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $566,968 of which the Distributor received $52,364.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with sub-transfer agency related services provided by such entity in connection with its respective Fund shareholders so long as the fee is deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

     During the year ended December 31, 2016, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $410,607,261 and $349,085,759, respectively.

     At December 31, 2016, the aggregate tax cost for all securities was $246,832,296. At December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,917,897 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $660,071 for a net unrealized appreciation of $1,257,826.

42 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

Aquila Three Peaks Opportunity Growth Fund

     During the year ended December 31, 2016, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $480,445,860 and $350,628,820, respectively.

     At December 31, 2016, the aggregate tax cost for all securities was $536,777,745. At December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $78,226,282 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $8,974,759 for a net unrealized appreciation of $69,251,523.

5. Portfolio Orientation

     Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

     Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including junk bonds. These bonds generally have a greater credit risk than other types of fixed-income securities.

43 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

6. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

Aquila Three Peaks High Income Fund

	Year Ended			Year Ended
	December 31, 2016			December 31, 2015
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	2,445,928	$20,606,918		3,854,779	$32,365,757
Reinvested dividends
and distributions	259,643	2,195,688		187,698	1,580,779
Cost of shares redeemed	(4,338,972)	(36,784,778	)(a)	(1,591,291)	(13,389,878	)(a)
Net change	(1,633,401)	(13,982,172)		2,451,186	20,556,658
Class C Shares:
Proceeds from shares sold	792,678	6,688,614		489,077	4,106,091
Reinvested dividends
and distributions	44,772	378,718		50,453	425,380
Cost of shares redeemed	(988,557)	(8,344,953)		(1,041,004)	(8,780,573)
Net change	(151,107)	(1,277,621)		(501,474)	(4,249,102)
Class I Shares:
Proceeds from shares sold	102,914	865,428		76,450	645,488
Reinvested dividends
and distributions	8,065	68,212		6,379	53,770
Cost of shares redeemed	(100,694)	(851,910	)(b)	(89,037)	(752,023	)(b)
Net change	10,285	81,730		(6,208)	(52,765)
Class Y Shares:
Proceeds from shares sold	16,006,852	135,049,708		3,017,388	25,373,279
Reinvested dividends
and distributions	587,583	4,975,993		320,768	2,706,294
Cost of shares redeemed	(8,430,436)	(71,238,640	)(c)	(3,281,082)	(27,648,634	)(c)
Net change	8,163,999	68,787,061		57,074	430,939
Total transactions in Fund
shares	6,389,776	$53,608,998		2,000,578	$16,685,730

(a)	Net of short-term trading redemption fees of $8,636 and $738, for the year ended December 31, 2016 and the year ended December 31, 2015, respectively. (See note 6b)
(b)	Net of short-term trading redemption fees of $37 and $207, for the year ended December 31, 2016 and the year ended December 31, 2015, respectively. (See note 6b)
(c)	Net of short-term trading redemption fees of $40,113 and $2,726, for the year ended December 31, 2016 and the year ended December 31, 2015, respectively. (See note 6b)

44 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

Aquila Three Peaks Opportunity Growth Fund

	Year Ended			Year Ended
	December 31, 2016			December 31, 2015
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	989,541	$44,598,500		1,798,377	$83,712,281
Reinvested distributions	518	24,935		41,700	1,909,252
Cost of shares redeemed	(1,091,024)	(50,380,777	)(a)	(493,815)	(22,891,619	)(a)
Net change	(100,965)	(5,757,342)		1,346,262	62,729,914
Class C Shares:
Proceeds from shares sold	1,001,646	37,662,844		1,353,733	53,709,233
Reinvested distributions	298	11,741		19,184	741,944
Cost of shares redeemed	(517,223)	(20,159,208)		(187,320)	(7,340,134)
Net change	484,721	17,515,377		1,185,597	47,111,043
Class I Shares:
Proceeds from shares sold	723,184	33,723,549		614,346	29,630,214
Reinvested distributions	134	6,457		8,094	383,215
Cost of shares redeemed	(324,227)	(15,095,476	)(b)	(166,190)	(7,928,289	)(b)
Net change	399,091	18,634,530		456,250	22,085,140
Class Y Shares:
Proceeds from shares sold	3,637,792	174,699,916		4,454,020	217,826,815
Reinvested distributions	952	47,232		63,341	3,067,183
Cost of shares redeemed	(2,110,828)	(102,139,853	)(c)	(920,169)	(44,907,951	)(c)
Net change	1,527,916	72,607,295		3,597,192	175,986,047
Total transactions in Fund
shares	2,310,763	$102,999,860		6,585,301	$307,912,144

(a)	Net of short-term trading redemption fees of $25,468 and $11,127 for the year ended December 31, 2016 and the year ended December 31, 2015, respectively. (See note 6b)
(b)	Net of short-term trading redemption fees of $15,324 and $11,501 for the year ended December 31, 2016 and the year ended December 31, 2015, respectively. (See note 6b)
(c)	Net of short-term trading redemption fees of $55,769 and $15,183 for the year ended December 31, 2016 and the year ended December 31, 2015, respectively. (See note 6b)

b)
Short-Term Trading Redemption Fee: The Funds and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Funds impose redemption fees of 1.00% and 2.00% (respectively for Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund) of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fees are paid to the respective Fund and are designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (“NAV”) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

45 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

7. Income Tax Information and Distributions

     Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Three Peaks Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. At December 31, 2016, Aquila Three Peaks High Income Fund had a capital loss carryover of $1,779,514, which has no expiration and retains its character of short-term. Aquila Three Peaks High Income Fund also had post October capital loss deferrals of $114,769 which will be recognized in 2017.

     At December 31, 2016, Aquila Three Peaks Opportunity Growth Fund had a capital loss carryover of $999,675, which has no expiration and retains its character of short-term. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

     The tax character of distributions:

	Aquila Three Peaks		Aquila Three Peaks
	High Income Fund		Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015

Ordinary income	$9,041,806	$6,457,264	$—	$114,952
Long term capital gain	—	—	117,366	7,645,507
Return of capital	—	72	—	—
	$9,041,806	$6,457,336	$117,366	$7,760,459

     As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks	Aquila Three Peaks
	High Income Fund	Opportunity Growth Fund
Ordinary Income	$1,078	$—
Accumulated net realized gain	—	—
Other accumulated losses	(1,894,283)	(999,675)
Unrealized appreciation
(depreciation)	1,257,826	69,251,523
	$(635,379)	$68,251,848

46 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016

     For Aquila Three Peaks Opportunity Growth Fund, the difference between book and tax unrealized appreciation was due to wash sales.

8. Securities Traded on a When-Issued Basis

     The Funds may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

47 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A

	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.38	$8.71	$8.86		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.30	0.31	0.35	0.37		0.41
Net gain (loss) on securities (both
realized and unrealized)	0.13	(0.01)	(0.15)	0.03		0.24
Total from investment operations	0.43	0.30	0.20	0.40		0.65
Less distributions (note 7):
Dividends from net investment income	(0.30)	(0.32)	(0.35)	(0.37)		(0.41)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.30)	(0.32)	(0.53)	(0.55)		(0.72)
Net asset value, end of period	$8.49	$8.36	$8.38	$8.71		$8.86
Total return (not reflecting sales charge)	5.20%	3.58%	2.25%	4.64%		7.40%
Ratios/supplemental data
Net assets, end of period (in millions)	$54,302	$67,063	$46,691	$64,170		$63,844
Ratio of expenses to average net assets	1.10%	1.14%	1.14%	1.14%		1.14	%(2)
Ratio of net investment income to average
net assets	3. 54%	3.73%	3.95%	4.20%		4.49	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.10%	1.20%	1.29%	1.28	%(3)	1.14	%(2)
Ratio of net investment income to average
net assets	3.54%	3.66%	3.81%	4.07	%(3)	4.49	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.10%	1.14%	1.14%	1.14	%(2)	1.14	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.20% and 4.15%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

48 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C

	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.38	$8.71	$8.86		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.28	0.30		0.33
Net gain (loss) on securities (both
realized and unrealized)	0.14	(0.02)	(0.15)	0.03		0.24
Total from investment operations	0.37	0.23	0.13	0.33		0.57
Less distributions (note 7):
Dividends from net investment income	(0.23)	(0.25)	(0.28)	(0.30)		(0.33)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.23)	(0.25)	(0.46)	(0.48)		(0.64)
Net asset value, end of period	$8.50	$8.36	$8.38	$8.71		$8.86
Total return (not reflecting CDSC)	4.49%	2.74%	1.44%	3.81%		6.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$16,871	$17,860	$22,099	$29,154		$33,555
Ratio of expenses to average net assets	1.91%	1.94%	1.94%	1.94%		1.94	%(2)
Ratio of net investment income to average
net assets	2.74%	2.96%	3.15%	3.41%		3.69	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.91%	2.01%	2.09%	2.07	%(3)	1.94	%(2)
Ratio of net investment income to average
net assets	2.74%	2.89%	3.01%	3.28	%(3)	3.69	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.91%	1.94%	1.94%	1.94%		1.94	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.99% and 3.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

49 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I

	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.37	$8.72	$8.87		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.29	0.31	0.35	0.37		0.41
Net gain (loss) on securities (both
realized and unrealized)	0.14	(0.01)	(0.18)	0.03		0.25
Total from investment operations	0.43	0.30	0.17	0.40		0.66
Less distributions (note 7):
Dividends from net investment income	(0.29)	(0.31)	(0.34)	(0.37)		(0.41)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.29)	(0.31)	(0.52)	(0.55)		(0.72)
Net asset value, end of period	$8.50	$8.36	$8.37	$8.72		$8.87
Total return (not reflecting sales charge)	5.24%	3.61%	1.98%	4.62%		7.49%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,857	$1,741	$1,797	$84,621		$68,175
Ratio of expenses to average net assets	1.20%	1.21%	1.13%	1.15%		1.16	%(2)
Ratio of net investment income to average
net assets	3.46%	3.70%	4.02%	4.18%		4.50	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.20%	1.28%	1.30%	1.30	%(3)	1.16	%(2)
Ratio of net investment income to average
net assets	3.46%	3.63%	3.86%	4.03	%(3)	4.50	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees, and/or custody expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.20%	1.21%	1.13%	1.15%		1.16	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.22% and 4.11%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

50 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.38	$8.72	$8.87		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.32	0.33	0.36	0.39		0.43
Net gain (loss) on securities (both
realized and unrealized)	0.14	(0.02	(0.16)	0.03		0.25
Total from investment operations	0.46	0.31	0.20	0.42		0.68
Less distributions (note 7):
Dividends from net investment income	(0.32)	(0.33	(0.36)	(0.39)		(0.43)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.32)	(0.33)	(0.54)	(0.57)		(0.74)
Net asset value, end of period	$8.50	$8.36	$8.38	$8.72		$8.87
Total return (not reflecting sales charge)	5.55%	3.77%	2.34%	4.85%		7.73%
Ratios/supplemental data
Net assets, end of period (in thousands)	$173,150	$102,028	$101,768	$123,344		$189,186
Ratio of expenses to average net assets	0.90%	0.94%	0.94%	0.94%		0.94	%(2)
Ratio of net investment income to average
net assets	3.77%	3.95%	4.15%	4.40%		4.68	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	0.90%	1.01%	1.09%	1.06	%(3)	0.94	%(2)
Ratio of net investment income to average
net assets	3.77%	3.88%	4.00%	4.28	%(3)	4.68	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	0.90%	0.94%	0.94%	0.94%		0.94	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.98% and 4.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

51 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2016	2015		2014	2013		2012
Net asset value, beginning of period	$44.78	$43.69		$38.06	$28.08		$22.93
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.11)	(0.31)		(0.21)	(0.01)		0.38
Net gain (loss) on securities (both
realized and unrealized)	2.72	2.17		6.19	10.45		5.15
Total from investment operations	2.61	1.86		5.98	10.44		5.53
Less distributions (note 7):
Dividends from net investment income	–	–		–	–		(0.36)
Distributions from capital gains	(0.01)	(0.77)		(0.38)	(0.47)		(0.02)
Total distributions	(0.01)	(0.77)		(0.38)	(0.47)		(0.38)
Paid-in capital from redemption
fees (note 6b)	0.01	–		0.03	0.01		–
Net asset value, end of period	$47.39	$44.78		$43.69	$38.06		28.08
Total return (not reflecting sales charges)	5.85	4.21	%(3)	15.80%	37.22%		24.12%
Ratios/supplemental data
Net assets, end of period (in thousands)	$136,347	$133,380		$71,306	$36,198		$14,369
Ratio of expenses to average net assets	1.39%	1.53%		1.55%	1.55%		1.53%
Ratio of net investment income (loss)
to average net assets	(0.24)%	(0.67)%		(0.52)%	(0.02)%		1.47%
Portfolio turnover rate	67%	49%		43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.38%	1.41%		1.58%	2.01	%(2)	2.82%
Ratio of net investment income (loss) to
average net assets	(0.22)%	(0.56)%		(0.55)%	(0.48	)%(2)	0.18%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.39%	1.53%		1.55%	1.55%		1.53%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.91% and (0.38)%, respectively, for the year ended December 31, 2013.

(3)
During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

52 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2016		2015	2014	2013		2012
Net asset value, beginning of period	$37.91		$37.37	$32.84	$24.45		$20.04
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.35)		(0.54)	(0.43)	(0.24)		0.18
Net gain (loss) on securities (both
realized and unrealized)	2.28		1.85	5.34	9.10		4.47
Total from investment operations	1.93		1.31	4.91	8.86		4.65
Less distributions (note 7):
Dividends from net investment income	–		–	–	–		(0.22)
Distributions from capital gains	(0.01)		(0.77)	(0.38)	(0.47)		(0.02)
Total distributions	(0.01)		(0.77)	(0.38)	(0.47)		(0.24)
Net asset value, end of period	$39.83		$37.91	$37.37	$32.84		$24.45
Total return (not reflecting CDSC)	5.09	%(3)	3.45%(3)	14.96%	36.24%		23.22%
Ratios/supplemental data
Net assets, end of period (in thousands)	$87,187		$64,621	$19,391	$12,457		$2,111
Ratio of expenses to average net assets	2.10%		2.25%	2.25%	2.25%		2.25%
Ratio of net investment income (loss)
to average net assets	(0.92)%		(1.36)%	(1.22)%	(0.82)%		0.77%
Portfolio turnover rate	67%		49%	43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	2.08%		2.10%	2.28%	2.63	%(2)	3.52%
Ratio of net investment loss to
average net assets	(0.91)%		(1.21)%	(1.25)%	(1.19	)%(2)	(0.49)%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	2.10%		2.25%	2.25%	2.25%		2.25%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 2.53% and (1.10)%, respectively, for the year ended December 31, 2013.

(3)
During 2016 and 2015, the total return would have been higher had previously waived mangement fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

53 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$46.19	$44.94	$39.06	$28.72		$23.45
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	(0.18)	(0.0)	0.06		1.08
Net gain (loss) on securities (both
realized and unrealized)	2.77	2.16	6.17	10.73		4.67
Total from investment operations	2.73	1.98	6.17	10.79		5.75
Less distributions (note 7):
Dividends from net investment income	–	–	–	–		(0.46)
Distributions from capital gains	(0.01)	(0.77)	(0.38)	(0.47)		(0.02)
Total distributions	(0.1)	(0.77)	(0.38)	(0.47)		(0.48)
Paid-in capital from redemption fees (note 6b)	0.02	0.04	0.09	0.02		–
Net asset value, end of period	$48.93	$46.19	$44.94	$39.06		$28.72
Total return	5.95%	4.45%	16.03%	37.64%		24.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$47,486	$26,391	$5,170	$290		$119
Ratio of expenses to average net assets	1.31%	1.32%	1.41%	1.18%		1.17%
Ratio of net investment income (loss)
to average net assets	(0.09)%	(0.38)%	(0.24)%	0.16%		3.95%
Portfolio turnover rate	67%	49%	43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.31%	1.32%	1.47%	1.91	%(2)	2.55%
Ratio of net investment income (loss) to
average net assets	(0.09)%	(0.38)%	(0.30)%	(0.57	)%(2)	2.57%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.31%	1.32%	1.41%	1.18%		1.17%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.81% and (0.47)%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

54 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2016		2015		2014	2013		2012
Net asset value, beginning of period	$47.36		$46.03		$39.96	$29.38		$23.96
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04		(0.18)		(0.09)	0.08		0.50
Net gain (loss) on securities (both
realized and unrealized)	2.87		2.28		6.52	10.96		5.36
Total from investment operations	2.91		2.10		6.43	11.04		5.86
Less distributions (note 7):
Dividends from net investment income	–		–		–	–		(0.44)
Distributions from capital gains	(0.01)		(0.77)		(0.38)	(0.47)		(0.02)
Total distributions	(0.01)		(0.77)		(0.38)	(0.47)		(0.46)
Paid-in capital from redemption
fees (note 6b)	0.01		–		0.02	0.01		0.02
Net asset value, end of period	$50.27		$47.36		$46.03	$39.96		$29.38
Total return (not reflecting sales charges)	6.16	%(3)	4.52	%(3)	16.15%	37.61%		24.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$352,751		$260,012		$87,120	$41,576		$8,292
Ratio of expenses to average net assets	1.10%		1.25%		1.25%	1.25%		1.25%
Ratio of net investment income (loss)
to average net assets	0.08%		(0.37)%		(0.20)%	0.22%		1.84%
Portfolio turnover rate	67%		49%		43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.08%		1.10%		1.28%	1.65	%(2)	2.51%
Ratio of net investment income (loss) to
average net assets	0.10%		(0.23)%		(0.23)%	(0.17	)%(2)	0.58%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.10%		1.25%		1.25%	1.25%		1.25%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.55% and (0.07)%, respectively, for the year ended December 31, 2013.

(3)
During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

55 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1)
and Officers
Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director (for various periods since 2006) and Member of the Executive Committee of ICI Mutual Insurance Company, a Risk Retention Group; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-interested Trustees

Glenn P. O’Flaherty Denver, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

56 | Aquila Funds Trust

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	President, Hyatt Vacation Ownership 2014-present; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	4	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

57 | Aquila Funds Trust

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	5
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

__________________
(1)
The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGARDatabase at the SEC’s internet site at www.sec.gov.

(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)
Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)
The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

58 | Aquila Funds Trust

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Funds Trust since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Funds Trust since 2006
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Tax-Free Trust of Oregon since 1998.

59 | Aquila Funds Trust

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013
Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

__________________
(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)	The term of office of each officer is one year.

(3)
The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGARDatabase at the SEC’s internet site at www.sec.gov.

60 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution "12b-1" and/or service fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The tables below are based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.97%	$1,000.00	$1,029.70	$5.46
Class C	2.69%	$1,000.00	$1,026.90	$9.53
Class I	3.04%	$1,000.00	$1,030.40	$6.02
Class Y	3.08%	$1,000.00	$1,030.80	$4.44

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.07%, 1.87%, 1.18% and 0.87% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

61 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,019.76	$5.43
Class C	5.00%	$1,000.00	$1,015.74	$9.48
Class I	5.00%	$1,000.00	$1,019 . 20	$5.99
Class Y	5.00%	$1,000.00	$1,020.76	$4.42

(1)
Expenses are equal to the annualized expense ratio of 1.07%, 1.87%, 1.18% and 0.87% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

62 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution "12b-1" and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.13%	$1,000.00	$1,021.30	$6.96
Class C	1.76%	$1,000.00	$1,017.60	$10.50
Class I	2.17%	$1,000.00	$1,023.00	$6.44
Class Y	2.30%	$1,000.00	$1,021.70	$5.43

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.37%, 2.07%, 1.27% and 1.07% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

63 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,018.25	$6.95
Class C	5.00%	$1,000.00	$1,014.73	$10.48
Class I	5.00%	$1,000.00	$1,018 . 75	$6.44
Class Y	5.00%	$1,000.00	$1,019.76	$5.43

(1)
Expenses are equal to the annualized expense ratio of 1.37%, 2.07%, 1.27% and 1.07% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

64 | Aquila Funds Trust

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter and generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds. com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Funds additionally file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2016 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

     For the calendar year ended December 31, 2016, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

		Long-Term
	Ordinary Income	Capital Gains
Aquila Three Peaks High Income Fund	100%	0%
Aquila Three Peaks Opportunity Growth Fund	0%	100%

     Prior to February 15, 2017, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2016 calendar year.

65 | Aquila Funds Trust

Aquila Three Peaks High Income Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.   Contract renewal materials were provided to the Trustees in August, 2016. The independent Trustees met telephonically on August 23, 2016 and in person on September 18, 2016 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At the meeting held on September 18, 2016, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2017. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund.

66 | Aquila Funds Trust

Aquila Three Peaks High Income Fund:

Additional Information (unaudited) (continued)

The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

      The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. David Battilega. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

      The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

     The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•
the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (13 high yield bond funds, as classified by Morningstar, that are similar to the Fund in size, that charge a front-end sales charge, and that have average maturities between 4-7 years);

•
the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds in the Peer Group and, without duplication, all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and

•	the Fund’s benchmark index, the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged.

     The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Product Category for Performance and the Peer Group for the one and three year periods, but lower than the average annual return of the funds in the Product Category for Performance and the Peer Group for the five and ten-year periods ended June 30, 2016. The Trustees further considered that the Fund’s annual return was higher than the annual return of the benchmark index for the one year period ended June 30, 2016, but that its average annual return was lower than the average annual return of the benchmark index for the three, five and ten-year periods ended June 30, 2016.

67 | Aquila Funds Trust

Aquila Three Peaks High Income Fund:

Additional Information (unaudited) (continued)

     In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund was less volatile (as measured by standard deviation) than the average volatility of the funds in the Product Category for Performance and the Peer Group (for the three and five-year periods ended June 30, 2016) and delivered above-average results on a risk-adjusted basis for the three and five-year periods ended June 30, 2016 (as evidenced by its Sharpe ratio) when compared to the funds in the Product Category for Performance. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

     The Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

     The Trustees concluded that the longer-term performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

     The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund).

     The Trustees considered that, during the latest fiscal year of the Fund, a portion of the advisory fee payable by the Fund under the Advisory Agreement had been waived by the Manager and, in turn, that the Sub-Adviser had waived a portion of the sub-advisory fee payable to it under the Sub-Advisory Agreement. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

68 | Aquila Funds Trust

Aquila Three Peaks High Income Fund:

Additional Information (unaudited) (continued)

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at the Fund’s current asset level and lower than or up to 0.004% higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at various higher asset levels (up to $1 billion in assets). They also noted that the Fund’s management fee and expenses (for Class A shares), after, in each case, giving effect to fee waivers and expense reimbursements, were in excess of the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for the other clients of the Sub-Adviser were slightly lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

     The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, as well as the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

69 | Aquila Funds Trust

Aquila Three Peaks High Income Fund:

Additional Information (unaudited) (continued)

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

     The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that both the Manager and Sub-Adviser had waived a portion of their respective fees during the initial years of operation and were continuing to waive a portion of their respective fees during the current fiscal year. It also was noted that the Manager had additionally reimbursed Fund expenses and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

70 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.   Contract renewal materials were provided to the Trustees in August, 2016. The independent Trustees met telephonically on August 23, 2016 and in person on September 18, 2016 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At the meeting held on September 18, 2016, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2017. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

71 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited) (continued)

Advisory Agreement and the Sub-Advisory Agreement.

      The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Zach Miller. Since providing portfolio management responsibilities to the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

      The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

     The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•
the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (15 mid-cap growth funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);

•
the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds in the Peer Group and, without duplication, all funds (and all classes) included in the Morningstar Mid-Cap Growth Fund category); and

•	the Fund’s benchmark index, Russell 3000 Index.

     The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Product Category for Performance and the Peer Group for the one, three and five-year periods ended June 30, 2016. They also considered that the Fund outperformed the Fund’s benchmark index for the three and five-year periods while underperforming the Fund’s benchmark index for one and ten-year periods ended June 30, 2016. The Trustees noted that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010. The Trustees considered that the Fund’s ten-year performance data included a period in which the Fund had a different investment objective and strategy.

72 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited) (continued)

     In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund was less volatile (as measured by standard deviation) than the average volatility of the funds in the Product Category for Performance and the Peer Group (for the three and five-year periods ended June 30, 2016) and delivered above-average results on a risk-adjusted basis for the three and five-year periods ended June 30, 2016 (as evidenced by its Sharpe ratio) when compared to the funds in the Product Category for Performance. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

     Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

     The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Growth Funds with similar operating expense structures to the Fund).

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group and equal to the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (in each case, at the Fund’s current asset level). They also noted that the Fund’s management fee and expenses (for Class A shares), both before and after the recoupment of 0.129% of previously waived fees and expenses, were in excess of the average actual management fee and expenses, respectively, of the funds in the Peer Group and Product Category for Expenses (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for the other clients of the Manager or the Sub-Adviser were slightly lower than the fees paid to the Manager or Sub-Adviser, respectively, with respect to the Fund and that, with respect to the Manager, the other clients were not equity funds. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

73 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited) (continued)

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

     The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that the profitability of the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that each of the Advisory Agreement and the Sub-Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

74 | Aquila Funds Trust

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

     The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that each of the Advisory Agreement and the Sub-Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

75 | Aquila Funds Trust

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Glenn P. O’Flaherty, Chair
Diana P. Herrmann, Vice Chair
John M. Burlingame
Gary C. Cornia
Grady Gammage, Jr.
Russell K. Okata

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON INVESTMENT SERVICING (US) INC.
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
THE BANK OF NEW YORK MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2016 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2015	2016

ATPHIF	$18,800	$13,700
ATPOGF	$13,300	$19,400

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2015	2016

ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
March 8, 2017

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
March 8, 2017

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 8, 2017

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.